Exhibit 99.2

Monthly Operating Report ACCRUAL BASIS CASE NAME: CHC Group Ltd., et al. CASE NUMBER: 16-31854 (jointly administered) JUDGE: Barbara J. Houser UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6 MONTHLY OPERATING REPORT MONTH ENDING: October 2016 MONTH YEAR IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE. RESPONSIBLE PARTY: Chief Financial Officer ORIGINAL SIGNATURE OF RESPONSIBLE PARTY TITLE Lee Eckert PRINTED NAME OF RESPONSIBLE PARTY DATE PREPARER: Chief Accounting Officer ORIGINAL SIGNATURE OF PREPARER TITLE Melanie Kerr PRINTED NAME OF PREPARER DATE Case 16-31854 (Jointly Administered) 1

GENERAL NOTES: • This monthly operating report has been filed on a consolidated basis for CHC Group Ltd. [Case No. 16-31854], 6922767 Holding SARL [Case No. 16-31855], Capital Aviation Services B.V. [Case No. 16-31856], CHC Cayman ABL Borrower Ltd. [Case No. 16-31857], CHC Cayman ABL Holdings Ltd. [Case No. 16-31858], CHC Cayman Investments I Ltd. [Case No. 16-31859], CHC Den Helder B.V. [Case No. 16-31860], CHC Global Operations (2008) ULC [Case No. 16-31862], CHC Global Operations Canada (2008) ULC [Case No. 16-31870], CHC Global Operations International ULC [Case No. 16-31879], CHC Helicopter (1) S.a.r.l [Case No. 16-31892], CHC Helicopter (2) S.a.r.l. [Case No. 16-31895], CHC Helicopter (3) S.a.r.l. [Case No. 16-31878], CHC Helicopter (4) S.a.r.l. [Case No. 16-31882], CHC Helicopter (5) S.a.r.l. [Case No. 16-31890], CHC Helicopter Australia Pty. Ltd [Case No. 16-31872], CHC Helicopter Holding S.a.r.l. [Case No. 16-31875], CHC Helicopter S.A. [Case No. 16-31863], CHC Helicopters (Barbados) Limited [Case No. 16-31865], CHC Helicopters (Barbados) SRL [Case No. 16-31867], CHC Holding (UK) Limited [Case No. 16-31868], CHC Holding NL B.V. [Case No. 16-31874], CHC Hoofddorp B.V. [Case No. 16-31861], CHC Leasing (Ireland) Limited [Case No. 16-31864], CHC Netherlands B.V. [Case No. 16-31866], CHC Norway Acquisition Co AS [Case No. 16-31869], Heli-One (Netherlands) B.V. [Case No. 16-31871], Heli-One (Norway) AS [Case No. 16-31876], Heli-One (U.S.) Inc. [Case No. 16-31881], Heli-One (UK) Limited [Case No. 16-31888], Heli-One Canada ULC [Case No. 16-31893], Heli-One Holdings (UK) Limited [Case No. 16-31894], Heli-One Leasing (Norway) AS [Case No. 16-31886], Heli-One Leasing ULC [Case No. 16-31891], Heli-One USA Inc. [Case No. 16-31853], Heliworld Leasing Limited [Case No. 16-31889], Integra Leasing AS [Case No. 16-31885], Lloyd Bass Strait Helicopters Pty. Ltd. [Case No. 16-31883], Lloyd Helicopter Services Limited [Case No. 16-31873], Lloyd Helicopter Services Pty. Ltd. [Case No. 16-31877], Lloyd Helicopters International Pty. Ltd. [Case No. 16-31880], Lloyd Helicopters Pty. Ltd. [Case No. 16-31884], Management Aviation Limited [Case No. 16-31887] (collectively, the “Debtors”). On May 5, 2016, each of the Debtors filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for procedural purposes only under Case No. 16-31854. • The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9, July 8, August 9, September 2, September 23, October 21, and November 11, 2016, and Docket Nos. 11, 59, 288, 569, 733, 832, 903, 1044, and 1144 for a full description of the Debtors’ cash management system. • For financial reporting purposes, the Debtors generally prepare consolidated financial statements. On May 31, 2016, Schedules of Assets and Liabilities and the Statement of Financial Affairs (“Schedules and Statements”) were filed for CHC Cayman Investments I Ltd. Separate Schedules and Statements were filed for each of the remaining Debtors on July 5, 2016. On October 7, 2016, Debtors CHC Group Ltd. and Heli-One Canada ULC filed amended Schedules of Assets and Liability at Docket Nos. 936 and 937, respectively. Each Debtor’s Schedules and Statements were prepared using the assets and liabilities of that Debtor pursuant to the Debtor’s accounting records. For purposes of this monthly operating report, however, the financial statements are presented as consolidated. • The Monthly Operating Report (“MOR”) is not meant to be relied upon as a complete description of the Debtors, their businesses or condition (financial or otherwise), or their results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this MOR. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance: • The financial statements are unaudited and will not be subject to audit or review by the Debtor’s external auditors at any time in the future and are subject to change. • The MOR does not reflect all normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period. • Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. In particular, the accounting for potential lease rejection claims in accordance with ASC 852. • The MOR does not include explanatory footnotes such as disclosures required under GAAP. • The MOR is not presented in GAAP-based SEC reporting format. • Pursuant to corporate governance requirements in foreign jurisdictions, certain Debtors have appointed employees as statutory directors. These employees do not receive any supplemental payments on account of such appointment, including director fees. Accordingly, payments to these employees are not included within the scope of MOR 6, payments to insiders. • The Debtors secured a $200 million bond over their holdings with Bank of America, and a $20 million bond over their holdings with HSBC, representing the significant majority of the cash in the Debtors’ cash management system. The covered accounts include all of the accounts held by Cayman Investment I Ltd., the Debtors’ central banking entity. The requirements of section 345(b) of the Bankruptcy Code have been waived with respect to all Bank Accounts not held at Bank of America, N.A. or HSBC Bank Canada (see Docket No. 832 and 903). Case 16-31854 (Jointly Administered) 2

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

COMPARATIVE BALANCE SHEET		**SCHEDULE AMOUNT**	**MONTH**	**MONTH**	**MONTH**
ASSETS					
1.	UNRESTRICTED CASH				
2.	RESTRICTED CASH				
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)				
5.	INVENTORY				
6.	NOTES RECEIVABLE				
7.	PREPAID EXPENSES				
8.	OTHER (ATTACH LIST)				
9.	TOTAL CURRENT ASSETS	$0	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT				
11.	LESS: ACCUMULATED DEPRECIATION/ DEPLETION				
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS				
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)				
15.	OTHER (ATTACH LIST)				
16.	**TOTAL ASSETS**	$0	$0	$0	$0
POSTPETITION LIABILITIES					
17.	ACCOUNTS PAYABLE				
18.	TAXES PAYABLE				
19.	NOTES PAYABLE				
20.	PROFESSIONAL FEES				
21.	SECURED DEBT				
22.	OTHER (ATTACH LIST)				
23.	TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES					
24.	SECURED DEBT				
25.	PRIORITY DEBT				
26.	UNSECURED DEBT				
27.	OTHER (ATTACH LIST)				
28.	TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29.	**TOTAL LIABILITIES**	$0	$0	$0	$0
EQUITY					
30.	PREPETITION OWNERS' EQUITY				
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)				
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)				
33.	TOTAL EQUITY		$0	$0	$0
34.	**TOTAL LIABILITIES & OWNERS' EQUITY**		$0	$0	$0

Case 16-31854 (Jointly Administered) 3

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Comparative Balance Sheet

Monthly Operating Report
ACCRUAL BASIS-1 (1 of 3)
OCTOBER 31, 2016

	AUGUST 31, 2016	SEPTEMBER 30,	OCTOBER 31, 2016
Current Assets			
Cash and Cash Equivalents	$ 171,997,113	$ 178,247,193	$ 164,172,143
Receivables - sub ledger	89,165,229	90,704,568	104,896,141
Receivables - Other	5,995,303	7,781,443	18,040,742
Current intercompany receivables	745,564,705	802,210,139	829,549,915
Inventories	87,134,933	92,502,574	90,283,701
Prepaid Expenses	13,608,840	14,031,852	15,350,055
Income Taxes Receivable	2,083,833	2,189,725	2,707,562
Other Assets - Current	9,008,286	9,147,988	6,272,045
	$ 1,124,558,242	**$ 1,196,815,482**	**$ 1,231,272,304**
Non Current Assets			
Restricted Cash	$ 4,186,846	$ 4,394,487	$ 5,182,005
Property & Equipment, net	717,512,637	724,913,540	699,987,512
Investments	761,829,426	757,445,908	738,187,963
Other Assets-Long Term	121,386,631	121,119,254	121,722,384
Long-term intercompany receivables	50,435,545	49,366,032	47,105,091
Deferred Income Tax Assets	311,293	263,446	—
Intangible Assets	81,442,945	81,442,945	81,409,612
Total Assets	**$ 2,861,663,565**	**$ 2,935,761,094**	**$ 2,924,866,871**
Liabilities & Shareholders Deficit			
Current Liabilities			
Payables - sub ledger	$ 17,929,111	$ 20,203,485	$ 33,099,435
Payables - accruals and other	92,574,714	98,471,948	101,417,074
Current intercompany payables	124,548,422	190,324,623	228,574,194
Deferred Revenue - Current	3,590,254	7,414,541	15,538,819
Income Taxes Payable	405,685	571,597	655,625
Current Portion of Long Term Debt Obligations	1,128,621	936,976	—
Other Liabilities - Current	430,145	231,480	2,482,946
	$ 240,606,952	**$ 318,154,650**	**$ 381,768,093**
Non-Current Liabilities			
Deferred Revenue	2,917,565	3,742,082	7,193,700
Pre-Petition Liabilities	3,435,736,604	3,442,422,929	3,413,813,686
Other Liabilities - Non Current	3,596,652	3,775,034	3,480,082
Deferred Income Tax Liabilities	565,286	565,286	647,132
	$ 3,442,816,107	**$ 3,450,505,331**	**$ 3,425,134,600**
Convertible Preferred Shares	643,967,652	643,967,652	643,967,652
Shareholders Deficit	(1,465,727,146)	(1,476,866,539)	(1,526,003,474)
Total Liabilities & Shareholders Deficit	**$ 2,861,663,565**	**$ 2,935,761,094**	**$ 2,924,866,871**

Case 16-31854 (Jointly Administered) 4

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Balance Sheet Support

Monthly Operating Report
ACCRUAL BASIS-1 (2 OF 3)
OCTOBER 31, 2016

Other assets

Current:	AUGUST 31, 2016	SEPTEMBER 30, 2016	OCTOBER 31, 2016	Note:
Foreign currency embedded derivatives	$ 6,066,454	$ 6,168,775	$ 3,489,919	(1)
Mobilization costs	2,941,832	2,979,213	2,782,126	
	$ 9,008,286	**$ 9,147,988**	**$ 6,272,045**	

Non-current:

Helicopter operating lease funded residual value guarantees	$ 4,123,763	$ 4,135,784	$ 4,148,194	(2), (13)
Helicopter deposits	66,169,594	66,169,594	66,169,594	(3)
Security deposits	21,779,168	21,578,863	21,578,865	(4), (13)
Deferred financing costs	9,249,666	8,993,574	8,796,595	(5), (13)
Prepaid helicopter rentals	7,651,166	7,519,538	7,333,990	(6), (13)
Residual value guarantees	604,124	670,341	656,494	(7), (13)
Foreign currency embedded derivatives	7,880,191	7,944,855	9,907,085	(1)
Mobilization costs	855,966	685,951	292,452	
Accrued pension asset	247,385	516,433	—	
Pension guarantee assets	1,531,173	1,598,216	1,547,908	
Other	1,294,435	1,306,105	1,291,207	
	$ 121,386,631	**$ 121,119,254**	**$ 121,722,384**	

Other liabilities

Current:

Restructuring	$ —	$ —	$ 2,107,678	(8)
Foreign currency embedded derivatives	$ 65,008	$ 65,008	$ 23,658	(1)
Deposit received	$ 365,137	$ 166,472	$ 351,610	
	$ 430,145	**$ 231,480**	**$ 2,482,946**	

Non-current:

Restructuring	74,471	85,840	—	(8), (13)
Accrued pension obligations	635,294	763,304	629,217	
Other	2,886,887	2,925,890	2,850,865	
	$ 3,596,652	**$ 3,775,034**	**$ 3,480,082**	

Pre-petition Liabilities:

Long term debt and capital lease obligations	$ 1,677,347,832	$ 1,678,070,178	$ 1,682,060,432	(13)
Payables - sub ledger	29,201,420	31,078,812	33,799,100	
Payables - accruals and other	730,177,677	736,484,508	748,257,132	
Intercompany payable	798,385,450	795,516,712	757,525,529	(10)
Deferred revenue	48,424,317	48,813,222	52,584,687	
Restructuring liability	15,278,975	15,851,048	—	(8), (13)
Deferred gains on sale-leasebacks of helicopters	56,492,162	55,798,175	54,231,502	(11), (13)
Accrued pension obligation	33,867,432	34,032,043	32,709,718	(12)
Residual value guarantees	4,639,754	4,639,754	4,639,754	(9), (13)
Contract inducement	3,356,950	3,323,381	3,289,811	
Income taxes payable	25,218,123	25,468,585	31,369,509	
Other liabilities	13,346,512	13,346,511	13,346,512	
	$ 3,435,736,604	**$ 3,442,422,929**	**$ 3,413,813,686**	

Case 16-31854 (Jointly Administered) 5

CHC Group Ltd., et al. Monthly Operating Report Case Number: 16-31854 (jointly administered) ACCRUAL BASIS-1 (3 of 3) Balance Sheet Support OCTOBER 31, 2016 Explanatory notes on certain balance sheet items: (1) The Debtors enter into long-term revenue agreements, which provide for pricing denominated in currencies other than the functional currency of the parties to the contract. This pricing feature was determined to be an embedded derivative which has been bifurcated for valuation and accounting purposes as required under US GAAP. (2) At the inception of an operating lease the Debtors may provide a loan to the lessor as part of the helicopter lease arrangement, with the recovery of the loan dependent on the helicopter residual value at the end of the lease term. (3) Helicopter deposits relate to payments made to original equipment manufacturers for the acquisition of new aircraft. (4) Security deposits are amounts paid in connection with lease agreements and are refundable at the end of the lease term. (5) Deferred financing costs include the direct costs of arranging lease financing, which are deferred and amortized straight-line over the term of the lease, and deferred financing costs on debt obligations. (6) Prepaid helicopter rentals relate to advance payments made under operating leases. (7) At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee. (8) The Debtors recognize a liability for contractual termination benefits when the liability is both probable and estimable in accordance with ASC 712, Nonretirement Postemployment Benefits. The Debtors recognize a liability at fair value for one-off termination costs associated with an exit or disposal activity in accordance with ASC 420, Exit or Disposal Cost Obligations. The Debtors recognize a liability for excess helicopter operating lease obligations when the Debtors cease using the helicopter permanently in operations. The liability is measured at fair value based on the remaining lease rentals including any contractually required costs including maintenance, adjusted for the effects of any prepaid or deferred items recognized under the lease. This liability is further reduced by estimated sublease rentals that could be reasonably obtained for the helicopter even if the Debtors do not intend to enter to a sublease. (9) At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee. On an ongoing basis an assessment is performed to determine the portion of the residual value guarantees that the Debtors will be liable for and to ensure the appropriate liability has been recorded. (10) Pre-petition intercompany payables are denominated in several non-USD currencies and have been revalued at the period end rate. (11) The Debtors may enter into lease transactions whereby the Debtors may sell an owned asset and then lease back that asset. Deferred gains on sale and lease back transactions are amortized over the lease term excepting amounts relating to unresolved lease guarantees. (12) The Debtors maintain defined benefit pension plans. The cost of defined benefit plans is determined based on independent annual actuarial valuations performed using the projected benefit method prorated on services and management’s estimate of expected plan asset performance, salary escalation and various other factors including expected health care costs, mortality rates, terminations and retirement ages. The funded status of defined benefit pension plans and other post-retirement benefit plans is recognized on the balance sheet. (13) Lease asset and liability balances for rejected leases which have been approved by the court have been charged to reorganization items. Case 16-31854 (Jointly Administered) 6

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

INCOME STATEMENT		**SCHEDULE AMOUNT**	**MONTH**	**MONTH**	**MONTH**
REVENUES					
1.	GROSS REVENUES				
2.	LESS: RETURNS & DISCOUNTS				
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD					
4.	MATERIAL				
5.	DIRECT LABOUR				
6.	DIRECT OVERHEAD				
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES					
9.	OFFICER / INSIDER COMPENSATION				
10.	SELLING & MARKETING				
11.	GENERAL & ADMINISTRATIVE				
12.	RENT & LEASE				
13.	OTHER (ATTACH LIST)				
14.	TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES					
16.	NON-OPERATING INCOME (ATTACH LIST)				
17.	NON-OPERATING EXPENSE (ATTACH LIST)				
18.	INTEREST EXPENSE				
19.	DEPRECIATION / DEPLETION				
20.	AMORTIZATION				
21.	OTHER (ATTACH LIST)				
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES					
23.	PROFESSIONAL FEES				
24.	U.S. TRUSTEE FEES				
25.	OTHER (ATTACH LIST)				
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX				
28.	NET PROFIT (LOSS)	$0	$0	$0	$0

Case 16-31854 (Jointly Administered) 7

| CHC Group Ltd., *et al.* |
Case Number: 16-31854 (jointly administered)
Income Statement

Monthly Operating Report
ACCRUAL BASIS-2
OCTOBER 31, 2016

	AUGUST 31, 2016	SEPTEMBER 30, 2016	OCTOBER 31, 2016	Note:
Revenue	$ 71,442,149	$ 70,913,178	$ 71,195,197	
Operating Expenses				
Direct costs	$ (58,946,883)	$ (67,000,812)	$ (64,337,628)	
Earnings (loss) from equity accounted investees	204,972	(2,212)	(2,533)	
General and administration costs	(2,440,554)	(2,293,480)	(3,727,851)	
Amortization	(8,224,278)	(9,178,427)	(16,320,347)	
Restructuring costs	519,770	(1,419,621)	4,401,231	(1)
Asset impairment	—	—	(2,690,864)	(6)
Gain (loss) on disposal of assets	(356,331)	113,806	(332,400)	(2)
Operating income (loss)	**$ 2,198,845**	**$ (8,867,568)**	**$ (11,815,195)**	
Financing charges	(12,985,729)	(3,630,990)	(38,392,527)	(3)
Reorganization items, net				
Professional fees	$ (6,891,125)	$ (6,352,072)	$ (9,428,131)	(4)
U.S. trustee fees	(90,000)	(90,000)	12,000	
Other (Adjustments to Allowed Claims, debt valuation)	(641,347,291)	(3,154,403)	(18,849,129)	(5)
Loss before income tax	**$ (659,115,300)**	**$ (22,095,033)**	**$ (78,472,982)**	
Income tax expense	(392,712)	2,063,970	(1,129,782)	
Net loss	**$ (659,508,012)**	**$ (20,031,063)**	**$ (79,602,764)**	

Notes:

(1) Restructuring costs include provision for employee and excess helicopter operating lease obligations. These are estimated costs and adjustments to these estimates are reflected in our income statement.

(2) Relates to disposal of assets in the ordinary course of operations.

(3) Includes foreign exchange gain (loss).

(4) Professional fee accruals were $14.7 million at October 31, 2016.

(5) Other adjustments include adjustments to lease related balances for court approved lease rejections including our estimated allowed claim on these leases.

(6) Relates to impairment of an aircraft held for use.

Case 16-31854 (Jointly Administered) 8

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

CASH RECEIPTS AND DISBURSEMENTS		**MONTH**	**MONTH**	**MONTH**	**QUARTER**
1.	CASH - BEGINNING OF MONTH	$0	$0	$0	
RECEIPTS FROM OPERATIONS					
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE					
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS					
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)				$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$0	$0	$0	
OPERATING DISBURSEMENTS					
12.	NET PAYROLL				$0
13.	PAYROLL TAXES PAID				$0
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES				$0
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)				$0
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES					
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES				$0
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$0	$0	$0	$0
33.	CASH - END OF MONTH	$0	$0	$0	

Case 16-31854 (Jointly Administered) 9

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Cash Flow Statement

Monthly Operating Report
ACCRUAL BASIS-3 (1 of 2)
OCTOBER 31, 2016

	AUGUST 31, 2016	SEPTEMBER 30, 2016	OCTOBER 31, 2016	Note:
Beginning Cash	**$ 190,767,628**	**$ 171,997,113**	**$ 178,247,193**	
Total Cash Receipts	**57,417,372**	**82,836,594**	**70,803,798**	
Disbursements				
Aircraft Leases	17,719,258	10,637,810	7,125,010	(1)
Airport Fees	305,300	56,902	130,110	
Benefits	1,103,745	1,398,897	1,171,344	
Building & PPE	658,457	1,096,057	739,475	
Freight / Customs	1,672,655	1,908,424	1,196,246	
Fuel	422,419	532,038	472,138	
FX / Fees	—	—	—	
Information Technology	1,387,846	892,816	651,809	
Insurance	4,601,109	1,062,197	—	
OEM	16,550,846	20,002,992	16,950,901	
Other expenses	2,130,678	2,221,665	7,536,603	
Payroll	10,941,934	11,416,183	10,000,282	
Pension	380,586	1,090,705	387,831	
Professional and UST fees	8,064,078	3,922,143	7,303,705	
Disbursements to Non-Filers	819,261	16,145,444	22,864,017	(2)
Indirect and payroll taxes	7,720,517	5,618,617	6,069,852	
Training	471,380	869,195	829,606	
Travel	147,447	1,056,883	997,541	(3)
Total Disbursements	**75,097,516**	**79,928,968**	**84,426,470**	
Net Cash Flow	**(17,680,144)**	**2,907,626**	**(13,622,672)**	
Revaluation of non-USD cash balances	(1,090,371)	**3,342,454**	**(452,378)**	
Closing Balance	**$ 171,997,113**	**$ 178,247,193**	**$ 164,172,143**	

Notes:

(1) Lease payment in respect of aircraft SN 31444 paid in error via BNP Paribas SACE retention account in May 2016, recovered in June 2016. Lease payment in respect of aircraft SN 920150 SE Helicopter (12) LLC Exim and EDC, paid in error via Wilmington Trust EXIM retention account on June 20, 2016. Management is seeking recovery of this amount.

(2) The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9, July 8, and August 9, September 2, September 23, October 21, and November 11, 2016 Docket Nos. 11, 59, 288, 569, 733, 832, 903, 1044, and 1144 for a full description of the Debtors' cash management system. Under this system, the Debtors' business is structured to engage in transactions between Debtor and non-Debtor entities within the CHC Group. These payments were made to certain non-Debtor entities in the post-petition period under these orders.

(3) Travel costs include (a) expenses related to crew and support team relocations, lodging and meals; (b) corporate travel related to Senior Level Management traveling to the various operating locations around the world.

Case 16-31854 (Jointly Administered) 10

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Consolidated Debtor Statement of Receipts and Disbursements

Monthly Operating Report
ACCRUAL BASIS-3 (2 of 2)
OCTOBER 31, 2016

		AUGUST 31, 2016		SEPTEMBER 30, 2016		OCTOBER 31, 2016	
Case Number	Legal Entity	Receipts	Disbursements	Receipts	Disbursements	Receipts	Disbursements
16-31854	CHC Group Ltd.	$ —	$ 8,220,991	$ —	$ 4,008,844	$ —	$ 7,540,284
16-31855	6922767 Holding SARL	—	10,804	—	784	—	7,938
16-31856	Capital Aviation Services B.V.	5,321,655	61,564	11,331,089	314,323	6,502,746	115,234
16-31857	CHC Cayman ABL Borrower Ltd.	—	192	—	186	—	199
16-31858	CHC Cayman ABL Holdings Ltd.	—	95	—	95	—	95
16-31859	CHC Cayman Investments I Ltd.	2,617,832	16,188,248	19,169,655	26,859,845	21,935,609	28,503,815
16-31860	CHC Den Helder B.V.	2,089,355	258	1,966,746	139	2,401,674	371
16-31862	CHC Global Operations (2008) ULC	163,854	2,931,951	977,350	2,451,677	2,355,441	2,173,508
16-31870	CHC Global Operations Canada (2008) ULC	2,343,827	620,365	2,233,804	608,047	1,618,282	406,957
16-31879	CHC Global Operations International ULC	3,099,262	1,743,134	16	1,060,051	265,119	572,992
16-31892	CHC Helicopter (1) S.a r.l.	—	11	43	—	—	377
16-31895	CHC Helicopter (2) S.a r.l.	—	11	43	—	—	377
16-31878	CHC Helicopter (3) S.a r.l.	—	11	43	—	—	377
16-31882	CHC Helicopter (4) S.a r.l.	—	11	43	—	—	377
16-31890	CHC Helicopter (5) S.a r.l.	—	11	43	—	—	377
16-31872	CHC Helicopter Australia Pty. Ltd.	20,538,899	10,579,147	15,372,163	10,674,342	11,796,115	10,886,169
16-31875	CHC Helicopter Holding S.a r.l.	—	11,162	—	278	—	10,042
16-31863	CHC Helicopter S.A.	—	14,841	4,813	312	—	40,019
16-31865	CHC Helicopters (Barbados) Limited	—	452	—	186	—	1,371
16-31867	CHC Helicopters (Barbados) SRL	1,000,001	29,421	—	29,751	2,410	63,911
16-31868	CHC Holding (UK) Limited	770,641	1,097,420	631,569	63,449	2,065,526	66,219
16-31874	CHC Holding NL B.V.	—	200	—	156	—	296
16-31861	CHC Hoofddorp B.V.	—	228,291	—	190,669	12,454	266,909
16-31864	CHC Leasing (Ireland) Limited	—	99,450	—	1,171,330	—	85,053
16-31866	CHC Netherlands B.V.	—	207	—	135	—	361
16-31869	CHC Norway Acquisition Co AS	—	1,141	584	—	—	7,906
16-31871	Heli-One (Netherlands) B.V.	—	655,672	—	968,295	—	470,321
16-31876	Heli-One (Norway) AS	2,929,081	21,229,424	4,300,742	18,589,502	3,934,696	26,197,942
16-31881	Heli-One (US) Inc. (DE)	—	94	—	94	—	94
16-31888	Heli-One (UK) Limited	—	75,632	—	130,735	—	108,733
16-31893	Heli-One Canada ULC	874,062	11,263,208	6,242,692	8,592,685	964,173	6,352,689
16-31894	Heli-One Holdings (UK) Limited	—	108	—	108	—	106,494
16-31886	Heli-One Leasing (Norway) AS	—	523	—	2,344	3,251	1,572
16-31891	Heli-One Leasing ULC	—	958	—	1,289	—	2,906
16-31853	Heli-One USA Inc. (TX)	—	93	—	93	—	93
16-31889	Heliworld Leasing Limited	—	30,359	57,778	15,555	659,097	53,786
16-31885	Integra Leasing AS	15,668,903	2,053	20,547,378	4,193,671	16,287,205	380,310
16-31883	Lloyd Bass Strait Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31873	Lloyd Helicopter Services Limited	—	—	—	—	—	—
16-31877	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31880	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31884	Lloyd Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31887	Management Aviation Limited	—	—	—	—	—	—
	Rounding	—	3	—	(2)	—	(4)
	Total	**$ 57,417,372**	**$ 75,097,516**	**$ 82,836,594**	**$ 79,928,968**	**$ 70,803,798**	**$ 84,426,470**

Case 16-31854 (Jointly Administered) 11

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

ACCOUNTS RECEIVABLE AGING		**SCHEDULE AMOUNT**	**August 2016**	**September 2016**	**October 2016**
1.	0-30		$ 52,949,039	$ 71,068,571	$ 65,872,169
2.	31-60		23,544,852	8,249,954	20,811,347
3.	61-90		7,011,758	1,678,575	6,327,823
4.	91+		7,978,818	11,857,867	14,482,265
5.	TOTAL ACCOUNTS RECEIVABLE	$0	91,484,467	92,854,967	107,493,604
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		(2,319,238)	(2,150,399)	(2,597,463)
7.	ACCOUNTS RECEIVABLE (NET)	$0	$ 89,165,229	$ 90,704,568	$ 104,896,141

AGING OF POSTPETITION TAXES AND PAYABLES — **MONTH:** October 2016

TAXES PAYABLE		**0-30 DAYS**	**31-60 DAYS**	**61-90 DAYS**	**91+ DAYS**	**TOTAL**
1.	FEDERAL	$ —	$ —	$ —	$ —	$ —
2.	STATE	—	—	—	—	—
3.	LOCAL	(3,403,322)	—	—	—	(3,403,322)
4.	WITHHOLDING	(2,322,667)	(1,538,666)	—	—	(3,861,333)
5.	REAL PROPERTY	(37,623)	—	—	—	(37,623)
6.	TOTAL TAXES PAYABLE	$ (5,763,612)	$ (1,538,666)	$ 0	$ 0	$ (7,302,278)
7.	ACCOUNTS PAYABLE	$ (17,568,659)	$ (4,347,206)	$ (1,347,332)	$ (9,836,238)	$ (33,099,435)

STATUS OF POSTPETITION TAXES — **MONTH:** October 2016

FEDERAL		**BEGINNING TAX LIABILITY**	**AMOUNT WITHHELD AND/OR ACCRUED**	**AMOUNT PAID**	**ENDING TAX LIABILITY**
1.	WITHHOLDING	$ —	$ —	$ —	$ —
2.	FICA-EMPLOYEE	—	—	—	—
3.	FICA-EMPLOYER	—	—	—	—
4.	UNEMPLOYMENT	—	—	—	—
5.	INCOME	—	—	—	—
6.	OTHER (ATTACH LIST)	—	—	—	—
7.	TOTAL FEDERAL TAXES	$ 0	$ 0	$ 0	$ 0
STATE AND LOCAL					
8.	WITHHOLDING	$ (3,459,296)	$ (4,436,451)	$ 4,034,414	$ (3,861,333)
9.	SALES	—	—	—	—
10.	EXCISE	—	—	—	—
11.	UNEMPLOYMENT	—	—	—	—
12.	REAL PROPERTY	—	(73,155)	35,532	(37,623)
13.	PERSONAL PROPERTY	—	—	—	—
14.	OTHER (SEE BELOW)	(2,405,900)	(7,607,107)	6,609,685	(3,403,322)
15.	TOTAL STATE AND LOCAL	(5,865,196)	(12,116,713)	10,679,631	(7,302,278)
16.	TOTAL TAXES	$ (5,865,196)	$ (12,116,713)	$ 10,679,631	$ (7,302,278)

14. Other - This relates to foreign withholding and sales taxes for non-U.S. filers.

Case 16-31854 (Jointly Administered) 12

Monthly Operating Report ACCRUAL BASIS-5 CASE NAME: CHC Group Ltd., et al. CASE NUMBER: 16-31854 (jointly administered) MONTH: October 2016 SEE ATTACHED SCHEDULE BANK RECONCILIATIONS Account #1 Account #2 Account #3 A. BANK: B. ACCOUNT NUMBER: TOTAL C. PURPOSE (TYPE): 1. BALANCE PER BANK STATEMENT $0 2. ADD: TOTAL DEPOSITS NOT CREDITED $0 3. SUBTRACT: OUTSTANDING CHEQUES $0 4. OTHER RECONCILING ITEMS $0 5. MONTH END BALANCE PER BOOKS $0 $0 $0 $0 6. NUMBER OF CHEQUE LAST WRITTEN $0 INVESTMENT ACCOUNTS DATE OF TYPE OF PURCHASE CURRENT BANK, ACCOUNT NAME & NUMBER PURCHASE INSTRUMENT PRICE VALUE 7. 8. Not applicable 9. 10. 11. TOTAL INVESTMENTS $0 $0 CASH 12. CURRENCY ON HAND $0 13. TOTAL CASH - END OF MONTH $ 164,172,143 Case 16-31854 (Jointly Administered) 13

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
1	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	USD	4724	1083	614	614	614	
2	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	CHF	4721	1081	714	714	722	
3	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	NOK	3051	—	—	—	—	
4	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	EUR	3043	1064	4,544	4,544	4,980	
5	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	GBP	3035	—	—	—	—	
6	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	USD	3027	1058	5,729	5,729	5,729	
7	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	CAD	3019	—	—	—	—	
8	6922767 Holding Sarl	ING Luxembourg SA	Chequing	EUR	0000	1075	(80)	(80)	(88)	
9	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	USD	3077	1058	4,275	4,275	4,275	
10	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	EUR	3069	1064	5,461	5,461	5,986	
11	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	EUR	8038	1028	2,397	2,397	2,628	
12	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	USD	8012	1005	129,773	129,773	129,772	
13	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	USD	0028	1058	3,743	3,743	3,743	
14	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0010	1064	317	317	347	
15	CHC Cayman ABL Holdings	Bank of America, N.A. (London)	Chequing	USD	4011	1058	954	954	954	
16	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	AUD	1071	1035	—	—	270	
17	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	CAD	1063	1055	850	850	634	
18	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	EUR	1055	1064	7,458	7,458	8,176	
19	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	GBP	1047	1061	57,652	57,652	70,410	
20	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	NOK	1039	1066	84,258	84,258	10,209	
21	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	USD	1021	1059	612,664	612,664	612,664	
22	CHC Cayman Investements 1	Bank of America, N.A. (London)	Chequing	USD	1013	1058	127,263,518	127,263,518	127,263,518	

Case 16-31854 (Jointly Administered) 14

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
23	CHC Den Helder BV	Bank of America, N.A. (London)	Chequing	EUR	4016	1026	673,196	673,196	737,938	
24	CHC Global Opeartions (2008) ULC	HSBC Bank Canada	Chequing	CAD	2001	1021	237,843	238,340	177,455	
25	CHC Global Opeartions (2008) ULC	HSBC Bank Canada	Chequing	USD	2070	1022	492,996	494,462	492,996	
26	CHC Global Opeartions (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3111	1005	44,320	44,320	44,320	
27	CHC Global Operations Canada	Standard Bank	Chequing	USD	1011	1005	4,046,260	4,969,013	4,969,013	
28	CHC Global Operations Canada	Standard Bank	Chequing	MZN	1003	1050	985,539	985,305	12,785	
29	CHC Global Operations Canada	HSBC Bank Canada	Chequing	CAD	0001	1021	328,408	342,404	245,026	
30	CHC Global Operations Canada	HSBC Bank Canada	Chequing	USD	0070	1022	336,411	336,411	336,411	
31	CHC Global Operations Canada	Standard Bank	Chequing	TZS	7455	1050	—	—	—	
32	CHC Global Operations Canada	Standard Bank	Chequing	NAD	5854	1096	38,840	38,840	2,881	
33	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1005	70,923	70,923	70,923	
34	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3096	1005	8,466	8,466	8,466	
35	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3070	1005	640	640	640	
36	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3062	1005	76,993	76,993	76,993	
37	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3054	—	—	—	—	
38	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3020	1005	210,251	210,251	210,251	
39	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	EUR	3012	1025	95,732	95,732	104,938	
40	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0183	1051	25,993,839	25,868,672	42,994	
41	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0154	1050	46,741,046	42,206,605	68,614	
42	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0580	—	—	—	—	
43	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0432	—	—	—	—	

Case 16-31854 (Jointly Administered) 15

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
44	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0377	—	—	—	—	
45	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0309	—	—	—	—	
46	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0246	—	—	—	—	
47	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0068	—	—	—	—	
48	CHC Global Operations International ULC	BICI Gabon	Chequing	XAF	8605	1023	40,516,806	40,516,802	67,015	
49	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	CAD	9001	1021	187,483	187,483	139,882	
50	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9070	1022	154,205	154,205	154,205	
51	CHC Global Operations International ULC	Ecobank Benin	Chequing	XOF	8801	1050	18,207,151	18,207,151	30,096	
52	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9072	1022	12,205	12,205	12,205	
53	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8103	1005	17,610	17,610	17,610	
54	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8096	1005	4,194	4,194	4,194	
55	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	EUR	8088	1025	3,220	3,220	3,530	
56	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8070	1005	110,746	110,746	110,746	
57	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8062	1005	232,765	232,765	232,765	
58	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8054	1005	4	4	4	
59	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	EUR	8046	1025	50,386	50,386	55,231	
60	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8020	1005	11,603	11,603	11,603	
61	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8012	1050	481,969	481,996	117,270	
62	CHC Global Operations International ULC	UniCredit Tiriac ASA	Chequing	RON	2000	1080	1,667	1,717	1,270	
63	CHC Global Operations International ULC	BMCI (Groupe BNP Paribas)	Chequing	MAD	0296	1080	787	718	81	

Case 16-31854 (Jointly Administered) 16

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
64	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	KZT	2464	1050	7,963,002	8,838,989	26,349	
65	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	USD	0821	1050	10,922	10,922	10,922	
66	CHC Group Ltd.	Bank of America, N.A. (USA)	Chequing	USD	0148	1058	37,461	37,461	37,461	
67	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	USD	0051	1059	8,080	8,080	8,080	
68	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	NOK	0043	—	—	—	—	
69	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	GBP	0035	—	—	—	—	
70	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	CAD	0027	—	—	—	—	
71	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0019	—	—	—	—	
72	CHC Helicopter (1) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,489	4,489	4,921	
73	CHC Helicopter (2) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,495	4,495	4,927	
74	CHC Helicopter (3) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,489	4,489	4,921	
75	CHC Helicopter (4) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,489	4,489	4,921	
76	CHC Helicopter (5) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,489	4,489	4,921	
77	CHC Helicopter (Barbados) SRL	RBC	Chequing	USD	8922	1005	13,839	13,839	13,839	
78	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	NOK	5066	1066	3,048	3,048	369	
79	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	GBP	5058	1061	2,021	2,021	2,468	
80	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	EUR	5040	1064	12,365	12,365	13,554	
81	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	DKK	5032	—	—	—	—	
82	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	CAD	5024	—	—	—	—	
83	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	USD	5016	1058	7,833	7,833	7,833	

Case 16-31854 (Jointly Administered) 17

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
84	CHC Helicopter (Barbados) SRL	RBC	Chequing	BBD	1689	1042	44,517	47,459	22,258	
85	CHC Helicopters (Australia)	ANZ Banking Group	Chequing	USD	2002	—	—	—	—	
86	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	0038	1011	66	66	50	
87	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0020	—	—	—	—	
88	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	0012	1059	13,447	13,447	13,447	
90	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7001	1024	336,721	336,721	256,353	
91	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7002	1097	6,215	6,776	4,731	
92	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	USD	7159	1022	223,689	223,689	223,689	
93	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	EUR	4058	1064	12,785	12,785	14,014	
94	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	NOK	4040	—	—	—	—	
95	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	CAD	4032	—	—	—	—	
96	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	GBP	4024	—	—	—	—	
97	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	USD	4016	1059	667	667	667	
98	CHC Helicopter Holding S.a.r.l.	ING Luxembourg SA	Chequing	EUR	0000	1075	33	33	36	
99	CHC Helicopter Holding S.a.r.l.	JSC CB "RBS (Kazakhstan)"	Chequing	USD	9695	1080	—	—	—	
100	CHC Helicopter Holding S.a.r.l.-zug branch	Credit Suisse	Chequing	CHF	1000	1081	219	219	221	
101	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7073	1056	20,344	20,344	15,179	
102	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	USD	7023	1058	5,889	5,889	5,889	
103	CHC Helicopter S.A.	ING Luxembourg SA	Chequing	EUR	0000	1075	8,778	8,778	9,622	

Case 16-31854 (Jointly Administered) 18

CHC Group Ltd., *et al.*	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
104	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7148	1055	292	292	218	
109	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	EUR	7049	1064	21,390	21,390	23,448	
110	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	6258	1059	12,218	12,218	12,218	
111	CHC Helicopter S.A.--Branch 1	Bank of America, N.A. (London)	Chequing	EUR	7099	1064	718	718	787	
112	CHC Helicopter S.A.--Branch 1	Bank of America, N.A. (London)	Chequing	USD	7081	1058	20,837	20,837	20,837	
113	CHC Helicopter S.A.--Branch 1	Credit Suisse	Chequing	CHF	1001	1081	294,962	294,962	298,263	
114	CHC Helicopter S.A.-Zug Financial Branch	Bank of America, N.A. (London)	Chequing	USD	7065	1058	3,957	3,957	3,957	
115	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	EUR	2002	1082	450	450	493	
116	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	CHF	1001	1081	120,069	120,069	121,413	
117	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	DKK	5060	—	—	—	—	
118	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	GBP	5052	1061	9,441	9,441	11,530	
119	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	CAD	5044	—	—	—	—	
120	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	EUR	5036	1064	670	670	734	
121	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	NOK	5028	1066	55,435	55,435	6,717	
122	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	USD	5010	1058	4,051	4,051	4,051	
123	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	EUR	5107	1025	146,543	146,543	160,636	
124	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	5074	1010	918,629	918,629	1,121,916	
125	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	USD	5066	1005	209,164	209,164	209,164	

Case 16-31854 (Jointly Administered) 19

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
126	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	USD	4020	1058	4,058	4,058	4,058	
127	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	EUR	4012	1064	3,789	3,789	4,153	
128	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	USD	8039	1005	3,118	3,117	3,118	
129	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	EUR	8021	1028	219,770	219,770	240,906	
130	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	NOK	9049	1066	843	843	102	
131	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	GBP	9031	1061	2,751	2,751	3,360	
132	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	USD	9023	1058	34,207	34,207	34,207	
133	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	9015	1064	267,424	258,567	293,143	
134	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	3011	1065	—	—	—	
135	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	USD	1032	1058	3,516	3,516	3,516	
136	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	EUR	1024	1028	6,107	6,107	6,694	
137	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7321		—	—	—	
138	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	8489	1015	13,603	27,391	1,648	
139	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4422	1001	—	—	—	
140	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7283	1025	77,486	78,129	84,938	
141	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4150	1005	(3,903)	13,325	(3,903)	
142	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1233	1000	32,651	32,651	24,361	
143	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1085	1010	64,747	64,775	79,075	
144	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7356	—	—	—	—	
145	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7348	—	—	—	—	
146	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7062	—	—	—	—	
147	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	2144	—	—	—	—	
148	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1312	—	—	—	—	

Case 16-31854 (Jointly Administered) 20

| CHC Group Ltd., *et al.* |
| Case Number: 16-31854 (jointly administered) |
| Bank Reconciliations |

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
149	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1044	—	—	—	—	
150	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	USD	9010	1006	3,327	3,327	3,327	
151	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	EUR	1012	1028	43,480	43,480	47,661	
152	Heli-One (Norway) AS	Nordea	Chequing	NOK	7372	—	—	—		
153	Heli-One (Norway) AS--UK Branch	Bank of America, N.A. (London)	Chequing	GBP	0011	1010	233,372	233,372	285,016	
154	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3335	1005	95	—	95	
155	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3327	—	—	—	—	
156	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3319	—	—	—	—	
157	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3301	—	—	—	—	
158	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3294	—	—	—	—	
159	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3286	—	—	—	—	
160	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3278	1058	—	—	—	
161	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3260	—	—	—	—	
162	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3252	—	—	—	—	
163	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3244	—	—	—	—	
164	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3236	—	—	—	—	
165	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3228	—	—	—	—	
166	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3210	—	—	—	—	

Case 16-31854 (Jointly Administered) 21

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
167	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3202	—	—	—	—	
168	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3088	1055	866	866	646	
169	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	7001	1021	548,949	585,789	409,572	
170	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	7070	1022	77,577	446,312	77,577	
171	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	3001	1021	(78,497)	1,204,579	(58,598)	
172	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	3070	1022	221,743	491,639	221,743	
173	Heli-One Canada ULC	Societe Generale (USA)	Chequing	DKK	3599	1006	19,089	19,089	19,089	
174	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3343	1068	87,160	87,160	12,843	
175	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3195	1035	27,170	27,170	20,685	
176	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3179	1064	2,385	2,385	2,614	
177	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3161	1058	15,641	15,641	15,641	
178	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3153	1055	8,151	8,151	6,081	
179	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3145	1066	5,996	5,996	727	
180	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3137	1061	897	897	1,095	
181	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3129	1059	1,621	1,621	1,621	
182	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3111	1061	4,175	4,175	5,099	
183	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1058	28,380	28,380	28,380	
184	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3096	1055	4,366	4,366	3,258	

Case 16-31854 (Jointly Administered)
22

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
185	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3054	1064	1,116	1,116	1,223	
186	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3046	1067	3,610	3,610	437	
187	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3038	1065	1,806	1,806	1,979	
188	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	1001	1021	31,237	31,237	23,306	
189	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	1070	1022	26,561	26,562	26,561	
190	Heli-One Holdings (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	1033	1010	7,058	7,058	8,620	
191	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	8351	1015	35,013	35,013	4,242	
192	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	7380	—	—	—	—	
193	Heli-One Leasing (Norway) AS	Nordea	Chequing	EUR	7256	1025	290	290	317	
194	Heli-One Leasing (Norway) AS	Nordea	Chequing	USD	3308	1005	53,321	53,321	53,322	
195	Heli-One Leasing (Norway) AS	HSBC Bank Canada	Chequing	GBP	1093	1010	33	Zero	40	
196	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	CAD	5001	1021	46,572	46,573	34,748	
197	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	USD	5070	1022	51,761	51,761	51,761	
198	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	GBP	0065	1061	1,370	1,370	1,674	
199	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	DKK	0057	—	—	—	—	
200	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	EUR	0049	1064	46,444	46,444	50,910	
201	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	NOK	0031	1066	3,936	3,936	477	
202	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	CAD	0023	—	—	—	—	
203	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	USD	0015	1058	19,048	19,048	19,048	
204	Heli-One Leasing ULC	The Royal Bank of Scotland Group	Restricted Account	USD	4306	—	—	—	—	
205	Heli-One Norway AS	Nordea	Chequing	NOK	8394	1015	148,379,572	1,746,651	196,045	

Case 16-31854 (Jointly Administered) 23

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
206	Heli-One Norway AS	Nordea	Chequing	EUR	7305	1025	119,244	119,033	130,709	
207	Heli-One Norway AS	Nordea	Chequing	USD	3332	1005	305,709	349,041	305,710	
208	Heli-One Norway AS	Nordea	Chequing	CAD	1907	1000	27,309	24,010	20,375	
209	Heli-One Norway AS	Nordea	Chequing	GBP	1077	1010	243,597	251,146	297,504	
210	Heli-One Norway AS	Nordea	Chequing	USD	1051	1001	—	—	—	
211	Heli-One Norway AS	Nordea	Chequing	NOK	2785	—	—	—	—	
212	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	USD	4027	1005	—	—	—	
213	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	GBP	4019	1010	54,434	54,434	66,480	
214	Heli-One UK Ltd.	Nordea	Chequing	USD	1768	1006	78,865	78,865	78,865	
215	Heli-One (U.S.) Inc.	Bank of America, N.A. (London)	Chequing	USD	1013	1059	11,044	13,835	11,044	
216	Heli-One USA Inc.	Bank of America, N.A. (London)	Chequing	USD	2011	1058	45,834	45,834	45,834	
217	Heliworld Leasing Limited	Commonwealth Bank	Chequing	EUR	5033	1025	18,959	18,959	20,783	
218	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	USD	5025	1005	23,307	23,307	23,307	
219	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	GBP	5017	1010	5,152	5,152	6,292	
220	Integra Leasing AS	Nordea	Chequing	NOK	7437	1080	—	—	—	
221	Integra Leasing AS	Nordea	Chequing	EUR	7153	1025	82,920	82,920	90,895	
222	Integra Leasing AS	Nordea	Chequing	NOK	5243	1015	342,796	342,146	41,536	
223	Integra Leasing AS	Nordea	Chequing	USD	1764	1006	—	—	—	
224	Integra Leasing AS	Nordea	Chequing	USD	1625	1005	112,737	112,737	112,737	
226	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	3031	1064	16,173	16,173	17,729	
227	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	3023	1035	11,969,703	11,969,703	9,112,799	
228	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	3015	1058	8,266,626	8,266,626	8,266,628	

Case 16-31854 (Jointly Administered) 24

| CHC Group Ltd., *et al.* |
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
229	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	7106	1058	6	6	6	
230	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	GBP	7114	1061	114	114	139	
231	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	EUR	7122	1064	20,730	20,730	22,723	
232	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	NOK	7130	1066	2,305	2,305	279	
233	Heli-One Norway AS	Payment in Transit	Payment in Transit	—	NA	1093	(24,063)	NA	(24,063)	
234	CHC Helicopters (Barbados) Limited	Petty Cash	Petty Cash	—	NA	1042	(12)	NA	(12)	
235	CHC Global Operations International ULC--Equatorial Guinea Branch	Petty Cash	Petty Cash	—	NA	1005	145	NA	145	
236	CHC Global Operations International ULC--Equatorial Guinea Branch	Petty Cash	Petty Cash	—	NA	1025	268	NA	268	
237	Heli-One Canada ULC	Petty Cash	Petty Cash	—	NA	1090	378	NA	378	
238	CHC Global Operations International ULC	Petty Cash	Petty Cash	—	NA	1090	1,232	NA	1,232	
239	CHC Global Operations International ULC	Petty Cash	Petty Cash	—	NA	1080	4,873	NA	4,873	
240	CHC Global Opeartions (2008) ULC	Petty Cash	Petty Cash	—	NA	1080	4,514	NA	4,514	
241	CHC Global Opeartions (2008) ULC	Petty Cash	Petty Cash	—	NA	1090	11,096	NA	11,096	
242	CHC Global Operations (2008) ULC	Petty Cash	Petty Cash	—	NA	1090	14,612	NA	14,612	
243	CHC Global Operations International ULC	Petty Cash	Petty Cash	—	NA	1080	16,718	NA	16,718	
244	Lloyd Helicopters Pty Ltd.	Petty Cash	Petty Cash	—	NA	1090	158,229	NA	158,229	
245	CHC Holding (UK) Limited	Payment in Transit	Payment in Transit	—	NA	1093	276,444	NA	276,444	
246	Integra Leasing AS	Payment in Transit	Payment in Transit	—	NA	1093	396,654	NA	396,654	
247	Lloyd Helicopters Pty Ltd.	Payment in Transit	Payment in Transit	—	NA	1093	2,886,504	NA	2,886,505	
	Balance per financial statements								**$ 164,172,143**	

Case 16-31854 (Jointly Administered)
25

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Bank Reconciliations

Monthly Operating Report
ACCRUAL BASIS-5
OCTOBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
1	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	580	—	2,400,000	2,400,000	7,154	
2	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	432	—	148,000	148,000	441	
3	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	377	—	740,000	740,000	2,206	
4	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	309	—	150,000	150,000	447	
5	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	246	—	441,000	441,000	1,315	
6	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	68	—	1,359,000	1,359,000	4,051	
7	Lloyd Helicopters Pty Ltd.	Commonwealth	Restricted	AUD	—	—	4,397,647	4,397,647	3,348,026	
8	RBS re Lombard Leasing Heli One Leasing	RBS	Restricted	USD	—	—	92	92	92	
9	Heli-One Norway AS	Nordea	Restricted	Nok	—	—	15,006,332	15,006,332	1,818,273	
	Total restricted cash								**$ 5,182,005**	

Case 16-31854 (Jointly Administered) 26

Monthly Operating Report
ACCRUAL BASIS-6
Page 1 of 5

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

MONTH: October 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS				
	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	John McKenna	Calendar Q2 Director Fees	$ 37,500	$ 75,000
2.	William Schrader	Calendar Q2 Director Fees	36,250	72,500
3.	William Schrader	BoD Expenses		1,409
4.	William Transier	Calendar Q2 Director Fees	35,000	70,000
5.	William Transier	BoD Expenses		948
6.	TOTAL PAYMENTS TO INSIDERS		$ 108,750	$ 219,857

Refer also to general notes regarding employees appointed as statutory directors.

PROFESSIONALS						
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1.	ALVAREZ & MARSAL, LLC	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED	$ 152,984	$ 910,497	$ —
2.	FTI CONSULTING (US)	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED	152,439	606,773	—
3.	LATHAM & WATKINS	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED		449,090	
4.	KURTZMAN CARSON CONSULTANTS LLC	DOCKET 60	AS INVOICED	493,199	745,695	
5.	CDG GROUP LLC	DOCKET 266	AS INVOICED	629,278	1,625,583	
6	PAUL HASTINGS LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED	597,833	1,712,429	417,293
7.	NORTON ROSE	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED	604,886	1,925,768	
8.	AKIN GRUMP STRAUSS HAUER & FELD LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED	1,493,178	3,485,583	
9.	SEABURY CORPORATE ADVISORS LLC	DOCKET 329	AS INVOICED	140,170	427,867	
10.	WEIL, GOTSHAL & MAGES LLP	DOCKET 328	AS INVOICED	973,572	4,134,647	
11.	PJT PARTNERS LP	DOCKET 331	AS INVOICED	364,534	473,319	
12.	HOULIHAN LOCKEY	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED		432,823	
13.	HWL EBSWORTH LAWYERS	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED	2,133	4,676	
14.	SAGE POPOVICH, INC.	DOCKET 904	AS INVOICED		223,000	

Case 16-31854 (Jointly Administered) 27

Monthly Operating Report
ACCRUAL BASIS-6
Page 2 of 5

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

MONTH: October 2016

PROFESSIONALS CONT.						
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
15.	GREENHILL & CO., LLC	DOCKET 576	AS INVOICED	102,846	256,565	
16.	KRAMER, LEVIN NAFTALIS & FRANKEL LLP	DOCKET 641	AS INVOICED		1,102,053	
17.	VLC ASSOCIATES LTD.	DOCKET 581	AS INVOICED		666,386	
18.	OSLER, HOSKIN & HARCOURT LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED		16,948	
19.	BRAUW BLACKSTONE DEN HAAG	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED		8,641	
20.	THOMMESSEN KREFTING KREVE LUND AS	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED		2,917	
21.	MORGAN, LEWIS & BOCKIUS LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED		199,279	
22.	DEBEVOISE & PLIMPTON LLP	DOCKET 644	AS INVOICED		1,144,042	
23.	ARENDT & MEDERNACH SA	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED		6,266	
24.	GARDERE WYNNE SEWELL LLP	DOCKET 643	AS INVOICED	55,043	55,043	
25.	DLA PIPER US LLP	DOCKET 830	AS INVOICED	329,054	329,054	
26.	HOLLAND & KNIGHT LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED	311,233	311,233	
27.	PRICEWATERHOUSE COOPERS LLP (US)	DOCKET 680	AS INVOICED	729,204	729,204	
28.	WINSTEAD	DOCKET 274, 570, 734, 831, 906, 1044, 1146	AS INVOICED	22,638	22,638	
	TOTAL PAYMENTS TO PROFESSIONALS			$7,154,224	$22,008,019	$417,293

CHC has objected to 30% & 35% fees respectively for amounts invoiced by Paul Hastings in May & June 2016. The total amount, $417,293, remains unpaid at this time.

The payment made to Sage Popovich, Inc. was approved by Court (see Docket No. 904) and was initially advanced by a non-Debtor. That amount is expected to be charged back to a Debtor entity in November.

Case 16-31854 (Jointly Administered) 28

Monthly Operating Report ACCRUAL BASIS-6 Page 3 of 5 CASE NAME: CHC Group Ltd., et al. CASE NUMBER: 16-31854 (jointly administered) MONTH: October 2016 POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS SCHEDULED MONTHLY AMOUNTS PAYMENTS PAID DURING TOTAL UNPAID NAME OF CREDITOR DUE MONTH POSTPETITION 1. See attached schedule 2. 3. TOTAL $0 $0 $0 Case 16-31854 (Jointly Administered) 29

CHC Group Ltd., *et al.*
Case Number: 16-31854 (jointly administered)
Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - AIRCRAFT LEASES

Monthly Operating Report
ACCRUAL BASIS-6 (4 of 5)

OCTOBER 31, 2016

Creditor	Scheduled Monthly Payments Due (A)	Amounts Paid During Month (B)	Total Unpaid Post Petition (C)	Note:
AE Helicopter (5) Ltd.	100,558	—	286,465	
AE Helicopter (6) Ltd.	100,558	—	286,465	
ANZ Leasing (VIC) Pty Ltd	360,261	358,072	637,611	
Brent Investments LLP	40,500	—	257,074	
Element Capital Corp.	102,483	104,000	77,161	
GE Capital Equipment Finance Ltd	87,058	258,266	2,841	
GE European Equipment Finance (Aircraft No. 2) Limited	103,972	—	294,852	
Leonardo Helicopter (1) LLC	101,057	—	586,781	
Leonardo Helicopter (2) LLC	109,544	—	243,825	
Leonardo Helicopter (3) LLC	110,222	—	216,889	
Leonardo Helicopter (6) LLC	116,318	11,382	318,937	
Lobo Leasing SPV A Limited	471,724	468,200	362,477	
Lombard North Central PLC.	234,881	228,255	172,780	
Lombard North Central PLC. - EDC	448,981	1,110,826	286,279	
Macquarie Rotorcraft Leasing (Ireland) Ltd	210,899	209,100	418,200	
Milestone Aviation Holding Group No. 20 Ltd	149,470	137,179	293,474	
Milestone Aviation Holding Group No. 25 Ltd	2,949,765	79,302	9,272,749	
Milestone Aviation Holding Group No. 8 Ltd	1,548,657	619,354	3,886,148	
Milestone Export Leasing, Ltd	755,934	755,934	2,170,262	
Parilease SAS	65,237	64,750	50,129	
SE Helicopter (12) LLC - Ex-Im Bank USA	222,587	—	301,570	
SE Helicopter (12) LLC - Export Development Corporation	17,765	—	24,069	
Skandinaviska Enskilda Banken AB (PUBL)	72,989	211,716	56,880	
Waypoint Asset Co 3 Limited	1,292,742	427,400	3,361,692	
Waypoint Asset Co 6 Limited	700,873	291,527	1,758,763	
Waypoint Asset Co 8 Limited	607,642	490,447	1,346,888	
Waypoint Asset Company Number 1 (Ireland) Ltd	878,267	560,208	2,146,688	
Waypoint Asset Company Number 2 (Ireland) Ltd	752,128	739,092	1,783,765	
Grand Total	**$ 12,713,072**	**$ 7,125,010**	**$ 30,901,714**	

Notes: The above excludes the 66 approved rejected leases as at October 1, 2016.

(A) Refers to the rent amount covering the period October 1, 2016 - October 31, 2016 (including fees and taxes).

(B) Refers to the total rent amount paid in October 2016 (including advance payments).

(C) Refers to the rent amount covering the period May 5, 2016 - October 31, 2016 unpaid as of October 31, 2016.

Case 16-31854 (Jointly Administered) 30

CHC Group Ltd., et al. Monthly Operating Report Case Number: 16-31854 (jointly administered) ACCRUAL BASIS-6 (5 of 5) Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - DEBT OCTOBER 31, 2016 Scheduled Monthly Amounts Payments Paid during Total Unpaid Creditor Type of Debt Due Month Post Petition Note: HSBC Senior Secured Note (SSN 1&2) $ 7,818,479 — $ 46,129,028 HSBC Senior Unsecured Note (SUN) 740,096 — 4,366,567 HSBC Senior Secured Revolver (SSR) 1,776,738 — 9,965,682 MORGAN STANLEY ABL Revolver Loan (ABL) 481,120 — 2,822,960 TOTAL $ 10,816,433 — $ 63,284,237 Interest on our long-term debt obligations is calculated based on the non-default interest rates in effect for the period and is calculated based on a 30/360 basis. The unpaid post petition column includes the prorated post petition period for May and per regular terms thereafter. Case 16-31854 (Jointly Administered) 31

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	CHC Group Ltd., *et al.*
CASE NUMBER:	16-31854 (jointly administered)

MONTH: October 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		✓
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?	✓	
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	✓	
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	✓	
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	✓	
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		✓
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		✓
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		✓
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		✓
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		✓
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	✓	
12.	ARE ANY WAGE PAYMENTS PAST DUE?		✓

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES", PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2. Refer to General Notes regarding status of bonding.

3. Company continues to transact with wholly and partially owned subsidiaries of CHC Group Ltd. in the normal course of operations.

4. Payments have been made by debtors in accordance with the approved tax,wage, severance and customer deposits order.

5. Intercompany only. Cash management order Docket Nos. 11, 59, 288, 569, 733, 832, 903, 1044, and 1144.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	✓	
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	✓	
3.	PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO", OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACHE ADDITIONAL SHEETS IF NECESSARY.

Refer to Insurance Order Docket #268.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
			$0

Case 16-31854 (Jointly Administered) 32

CHC Group Ltd., et al. Monthly Operating Report Case Number: 16-31854 (jointly administered) ACCRUAL BASIS-7 (1 of 1) Additional MOR Reporting OCTOBER 31, 2016 Sr. Amount (in No. Reporting Requirements (Order / Docket) USD) Comments 1. Pre-petition Taxes paid during the period in relation to the Final Tax Order (Docket 287) $ 962 2. Pre-petition Insurance paid during the period in relation to the Final Insurance Order (Docket 268) — 3. Pre-petition Customer Deposits paid during the period in relation to the Final Customer Deposits Order (Docket 292) 2,668,393 4. Pre-petition PTO Cash-Outs paid during the period in relation to the Final Employee Obligation Order (Docket 289) 249,990 5. Post-petition Severance (including associated benefits) paid during the period in relation to the Severance Order (Docket 272) 298,230 6. Amounts paid to Repair Shops, Shippers, Warehousemen and other lien claimants pursuant to the Repair Shop Order (Docket 689) 1,327,686 (A) Local currency amounts have been converted to USD using Bank of Canada period end conversion Rate (A) This number includes both prepetition and postpetition amounts paid pursuant to the Repair Shop order. The Debtors estimate that only a small fraction of the number relates to prepetition claims. Case 16-31854 (Jointly Administered) 33